Exhibit 99.25(s)

PALMER SQUARE OPPORTUNISTIC INCOME FUND

POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

Scott Betz

Courtney Gengler

Benjamin Wiesenfeld

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Palmer Square Opportunistic Income Fund, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dated: November 21, 2025

/s/ Christopher C. Nelson
Christopher C. Nelson, Trustee

PALMER SQUARE OPPORTUNISTIC INCOME FUND

POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

Scott Betz

Courtney Gengler

Benjamin Wiesenfeld

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Palmer Square Opportunistic Income Fund, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dated: November 21, 2025

/s/ James Neville Jr.
James Neville Jr., Trustee

PALMER SQUARE OPPORTUNISTIC INCOME FUND

POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENT, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

Scott Betz

Courtney Gengler

Benjamin Wiesenfeld

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to the Palmer Square Opportunistic Income Fund, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dated: November 21, 2025

/s/ Megan Webber
Megan Webber, Trustee